Consent of Independent Registered Public Accounting Firm


     As independent public accountants, we hereby consent to the use of our report incorporated by reference herein dated December 20, 2004 on the financial statements of the Becker Value Equity Fund as of October 31, 2004 and for the periods indicated therein and to the references to our firm in the prospectus and the Statement of Additional Information in this Post-Effective Amendment No. 28 to Unified Series Trust's Registration Statement on Form N-1A (File No. 333-100654).



Cohen McCurdy, Ltd.
Westlake, Ohio
February 25, 2005

            Consent of Independent Registered Public Accounting Firm


     As independent public accountants, we hereby consent to the use of our report incorporated by reference herein dated December 20, 2004 on the financial statements of the Dreman Contrarian Large Cap Value Fund, Dreman Contrarian Mid Cap Value Fund, and Dreman Contrarian Small Cap Value Fund as of October 31, 2004 and for the periods indicated therein and to the references to our firm in the prospectus and the Statement of Additional Information in this Post-Effective Amendment No. 29 to Unified Series Trust's Registration Statement on Form N-1A (File No. 333-100654).



Cohen McCurdy, Ltd.
Westlake, Ohio
February 25, 2005

            Consent of Independent Registered Public Accounting Firm


     As independent public accountants, we hereby consent to the use of our report incorporated by reference herein dated December 17, 2004 on the financial statements of the Corbin Small-Cap Value Fund as of October 31, 2004 and for the periods indicated therein and to the references to our firm in the prospectus and the Statement of Additional Information in this Post-Effective Amendment No. 29 to Unified Series Trust's Registration Statement on Form N-1A (File No. 333-100654).



Cohen McCurdy, Ltd.
Westlake, Ohio
February 25, 2005

            Consent of Independent Registered Public Accounting Firm


     As independent public accountants, we hereby consent to the use of our report incorporated by reference herein dated December 17, 2004 on the financial statements of the Marathon Value Portfolio as of October 31, 2004 and for the periods indicated therein and to the references to our firm in the prospectus and the Statement of Additional Information in this Post-Effective Amendment No. 29 to Unified Series Trust's Registration Statement on Form N-1A (File No. 333-100654).



Cohen McCurdy, Ltd.
Westlake, Ohio
February 25, 2005

            Consent of Independent Registered Public Accounting Firm


     As independent public accountants, we hereby consent to the use of our report incorporated by reference herein dated December 17, 2004 on the financial statements of the GLOBALT Growth Fund as of October 31, 2004 and for the periods indicated therein and to the references to our firm in the prospectus and the Statement of Additional Information in this Post-Effective Amendment No. 29 to Unified Series Trust's Registration Statement on Form N-1A (File No. 333-100654).



Cohen McCurdy, Ltd.
Westlake, Ohio
February 25, 2005

            Consent of Independent Registered Public Accounting Firm


     As independent public accountants, we hereby consent to the references to our firm in the prospectus and the Statement of Additional Information of the Corbin Small-Cap Value Fund in this Post-Effective Amendment No. 29 to Unified Series Trust's Registration Statement on Form N-1A (File No. 333-100654).



McCurdy & Associates CPA's, Inc.
Westlake, Ohio
February 25, 2005

            Consent of Independent Registered Public Accounting Firm


     As independent public accountants, we hereby consent to the references to our firm in the prospectus and the Statement of Additional Information of the Marathon Value Portfolio in this Post-Effective Amendment No. 29 to Unified Series Trust's Registration Statement on Form N-1A (File No. 333-100654).



McCurdy & Associates CPA's, Inc.
Westlake, Ohio
February 25, 2005

            Consent of Independent Registered Public Accounting Firm


     As independent public accountants, we hereby consent to the references to our firm in the prospectus and the Statement of Additional Information of the GLOBALT Growth Fund in this Post-Effective Amendment No. 29 to Unified Series Trust's Registration Statement on Form N-1A (File No. 333-100654).



McCurdy & Associates, CPA's, Inc.
Westlake, Ohio
February 25, 2005